SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: July 8, 1997

                          Spanlink Communications, Inc.
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        (Exact Name of Small Business Issuer as Specified in its Charter)

                                    Minnesota
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                 (State or other jurisdiction of incorporation)

               000-28138                            41-1618845
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        (Commission File Number)        (IRS Employer Identification No.)

7125 Northland Terrace, Brooklyn Park, Minnesota                 55428
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    (Address of principal executive offices)                   (Zip Code)

                                 (612) 971-2000
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         (Small Business Issuer's telephone number, including area code)


Item 5.  Other Events.

         Mr. Patrick P. Irestone resigned, effective July 15, 1997, from the positions of Director, President and Chief Operating Officer. Mr. Brett
         A. Shockley assumed the position of President in addition to his duties as Chief Executive Officer and Chairman of the Board of Directors. A copy of the press release announcing these events is attached hereto as an Exhibit to this Form 8-K.

Item 7.  Exhibit.

         99.1  Press release from Small Business Issuer.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Small Business Issuer has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            SPANLINK COMMUNICATIONS, INC.

July 8, 1997                                By   /s/ Brett A. Shockley
                                               ----------------------------
                                                 Brett A. Shockley
                                                 Chief Executive Officer